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                                                                    EXHIBIT 24.3

STATE OF Alabama
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COUNTY OF Shelby
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                               POWER OF ATTORNEY
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    KNOW ALL MEN BY THESE PRESENTS, that I, Bart Starr, a Director of JUST FOR
FEET, INC.,an Alabama corporation, do constitute and appoint Harold Ruttenberg and Eric L. Tyra, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution and resubstitution, for me in any and all capacities, to sign the Annual Report on Form 10-K for JUST FOR FEET, INC. for the fiscal year ended January 31, 1998, pursuant to the requirements of the Securities Exchange Act of 1934, and to file such document with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of April 1998.


                              /s/ Bart Starr
                              -------------------------------
                              Bart Starr



                                ACKNOWLEDGMENT
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    BEFORE me this 21st day of April 1998, came Bart Starr, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                             Doris Lee Sewell
                             _________________________________
                             NOTARY PUBLIC


                             State of Alabama
                                     ________________________

                             My Commission Expires:

                             8/30/99
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